MANAGERS AMG FUNDS

SKYLINE SPECIAL EQUITIES PORTFOLIO

Supplement dated January 5, 2009 to the Prospectus dated May 1, 2008

(as supplemented May 6, 2008 and October 23, 2008) and the

Statement of Additional Information dated May 1, 2008

(as supplemented October 23, 2008)

The following information supplements and supersedes any information to the contrary relating to Skyline Special Equities Portfolio (the “Fund”), a series of Managers AMG Funds, contained in the Fund’s Prospectus dated May 1, 2008 (as supplemented May 6, 2008 and October 23, 2008) and the Statement of Additional Information dated May 1, 2008 (as supplemented October 23, 2008).

As of December 31, 2008, the management team of Skyline Asset Management, L.P. (“SAM”), the subadvisor to the Fund, has acquired 100% of the ownership of SAM from Affiliated Managers Group, Inc. (“AMG”). As a result, AMG and Managers Investment Group LLC (“Managers”), an independently managed subsidiary of AMG and the investment manager to the Fund, are no longer affiliated with SAM.

As previously described, on December 5, 2008, the Board of Trustees approved on behalf of the Fund the continuation of SAM as the subadvisor to the Fund and approved an interim subadvisory agreement, effective December 31, 2008, the terms of which are substantially similar to the provisions of the previous subadvisory agreement. On January 23, 2009, shareholders of the Fund will vote to approve a new subadvisory agreement between Managers and SAM.

PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE